                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 4, 2002



                          DURA AUTOMOTIVE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-21139                   38-3185711
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)


                                 4508 IDS CENTER
                             MINNEAPOLIS, MINNESOTA
                    (Address of principal executive offices)

                                      55402
                                   (Zip Code)

              Registrant's telephone number, including area code:
                                 (612) 342-2311




                             Total No. of Pages: [3]
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Item 5: Other Events.

          (1) Director Appointment

          On April 4, 2002, at a meeting of the Registrant's board of directors, Mr. Scott D. Rued was appointed to the board to fill an existing vacancy and, in connection therewith, was elected Chairman of the Board. Mr. Rued has served as Vice President of the Registrant since November 1990. Our former Chairman, Mr. S.A. Johnson, will continue to serve as a member of the board. A copy of the press release regarding this appointment is attached as Exhibit 99.1.

          (2) Press Release Relating to Senior Notes

          On April 4, 2002, the Registrant issued a press release relating to the offering by Dura Operating Corp. of senior notes. A copy of the press release is attached as Exhibit 99.2.

Item 7: Financial Statements and Exhibits.

          (c)  Exhibits

               Item      Exhibit Index

               99.1 Press release relating to appointment of new chairman of the board.

               99.2 Press release relating to the offering by Dura Operating Corp. of senior notes.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 5, 2002

                              DURA AUTOMOTIVE SYSTEMS, INC.


                              By:  /s/ David Bovee
                                   -----------------------------
                                   David Bovee
                                   Vice President and Chief Financial Officer




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                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

99.1 Press release relating to appointment of new chairman of the board.

99.2           Press release relating to the offering by Dura
               Operating Corp. of senior notes.





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